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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2000



                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Minnesota                  0-21625             41-1782300
(State or other Jurisdiction of    (Commission       (I.R.S. Employer
Incorporation or Organization)     File Number)      Identification No.)


                   7657 Anagram Drive, Eden Prairie, MN 55344
                    (Address of Principal Executive Offices)
                                 (612) 294-1300
              (Registrant's Telephone Number, Including Area Code)



   (Former Name, Former Address and Former Fiscal Year, If Changed Since Last
    Report)





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Item 5.  OTHER EVENTS

             The Registrant incorporates herein the text of the Press Release dated January 5, 2000, a copy of which is attached hereto.

Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    (C)  Exhibits

         99.1 Press Release dated January 5, 2000


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FAMOUS DAVE'S OF AMERICA, INC.


                                      By: /s/ Martin J. O'Dowd
                                         ---------------------
                                         Martin J. O'Dowd
                                         President and Chief Executive Officer


Date:  January 14, 2000









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